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                                CASH TRANSACTIONS


10-874150                     CABCO TR FOR TEXACO
                              CAP 94-1

4/3/00                        Receipt of Interest on
                              Texaco Debs 8.625% 4/1/32               $2,277,000

4/4/00                        Funds Disbursed to
                              Holders of CABCO
                              Trust Certificates                      $2,277,000